FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 17, 1996

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                              ELTRAX SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


       Minnesota                       0-22190                   41-1484525
(State of Incorporation)             (Commission              (I.R.S. Employer
                                     File Number)            Identification No.)


                  1775 Old Highway 8, St. Paul, Minnesota 55112
               (Address of principal executive offices) (zip code)


                                 (612) 633-8373
               Registrant's telephone number, including area code:



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On May 17, 1996, pursuant to an Agreement and Plan of Merger dated as of May 14, 1996 (the "Merger Agreement") by and among Eltrax Systems, Inc., a Minnesota corporation (the "Eltrax"), Datatech Acquisition Corporation, a Minnesota corporation and a wholly-owned subsidiary of Eltrax, Rudata Acquisition Corporation, a Minnesota corporation and wholly-owned subsidiary of Eltrax, Nordata, Inc., a California corporation ("Nordata") and Rudata, Inc., a California corporation ("Rudata") and Howard B. and Ruby Lee Norton (collectively the "Shareholders"), Datatech Acquisition Corporation merged with and into Nordata, and Rudata Acquisition Corporation separately merged with and into Rudata, whereupon the separate existences of each of Datatech Acquisition Corporation and Rudata Acquisition Corporation ceased and Nordata and Rudata continue as the surviving corporations and as wholly-owned subsidiaries of Eltrax (the "Merger").

Pursuant to the terms of the Merger Agreement, upon the closing of the Merger on May 17, 1996, 1,983,000 shares of Eltrax were issued to Howard B. and Ruby Lee Norton, as community property, in connection with the merger of Datatech Acquisition Corp. with and into Nordata and $1,016,000 cash was paid to the Shareholders in connection with the merger of Rudata Acquisition Corp. with and into Rudata. The Shareholders repaid loans aggregating $186,000 owed to Nordata out of the cash proceeds received upon the closing of the Merger. The 1,983,000 shares issued in connection with the merger represented approximately 25.2% of the outstanding shares of Common Stock of Eltrax after the closing and approximately 33.7% of such outstanding Common Stock of Eltrax prior to the closing. Of the 1,983,000 shares issued to the Shareholders, 450,000 shares (the "Escrowed Shares") were issued in the name of Emseg & Co., as Escrow Agent under the terms of that certain Escrow Agreement between Eltrax, the Shareholders, and Norwest Bank Minnesota, National Association, the terms of which provide for the release of the Escrowed Shares to the Shareholders on May 17, 1998, subject to certain claims and conditions. All of the Acquired Shares issued to the Shareholders in connection with the Merger are "restricted stock," as defined in the rules promulgated under the Securities Act of 1933, as amended, and have certain Form S-3 demand registration rights, and "piggyback" registration rights. All expenses of such registration will be borne by the Company.

Pursuant to the terms of the Merger Agreement, the Company agreed to elect Howard B. Norton to Eltrax' Board of Directors.

Pursuant to the terms of that certain Agreement dated as of May 17, 1996 by and between Eltrax, the Shareholders and William P. O'Reilly, Clunet R. Lewis, and Mack V. Traynor III (collectively, the "Eltrax Principals"): (a) the Shareholders have the right from September 1, 1996 to May 31, 1998 to request the assistance of Eltrax to use its reasonable efforts in a private sale of a portion (the "Assistance Portion") of the Acquired Shares (the Assistance Portion of the Acquired Shares subject to the foregoing is equal to the lesser of 1,000,000 shares or shares with $4,000,000 in market value); (b) prior to the sale of the Assistance Portion of the Acquired Shares or the registration of all of the Acquired Shares for sale in accordance with the Securities Act of 1933, the Shareholders have the right to participate in any private placement transaction undertaken by Eltrax (other than pursuant to the exercise of outstanding options, warrants and other pre-existing rights to purchase Eltrax Common Stock or under the Eltrax 1995 Stock Incentive Plan), and (c) the Eltrax Principals are restricted from selling any of their shares of Eltrax Common Stock until the Eltrax Principals have arranged for the sale by the Shareholders of the Assistance Portion of the Acquired Shares; provided, however, that the foregoing restriction shall lapse on December 31, 1996, if the Shareholders have not notified Eltrax and the Eltrax Principals of their request for assistance pursuant to clause (a) above by December 31, 1996.

Pursuant to the Broker Fee Agreement dated as of May 17, 1996 by and among the Company, Garte Torre Global Capital Markets, Harvey Garte, Richard M. Torre and Steve Homes, $160,000 cash was paid, and 85,000 shares of Eltrax Common Stock were issued, to Harvey Garte, Richard M. Torre and Steve Holmes as consideration for broker services rendered in connection with the Merger.

In addition to the foregoing, Nordata, now a wholly-owned subsidiary of Eltrax, entered into an Employment and NonCompetition Agreement with each of Howard B. and Ruby Lee Norton, the terms of which generally provide for the employment by Nordata of Howard B. and Ruby Lee Norton for a period of five years from May 17, 1996. In addition, the Employment and NonCompetition Agreement of Howard B. Norton provides for the payment of certain incentive payments to Howard B. Norton based upon the performance of Nordata.

Additional information concerning the Merger is contained in the Merger Agreement, which is an exhibit hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a. Financial Statements of Business Acquired. It is impracticable at this time to provide the required financial statements of Eltrax. Such financial statements will be filed with an amendment to this Form 8-K as soon as practicable, and in any event the Company anticipates that such amendment will be filed within 60 days after the date that this report is required to be filed.

         b. Pro Forma Financial Information. It is impracticable at this time to provide the required pro forma financial information. Such financial information will be filed with an amendment to this Form 8-K as soon as practicable, and in any event the Company anticipates that such amendment will be filed within 60 days after the date that this report is required to be filed.

         c.       Exhibits.

                  1. Agreement and Plan of Merger dated as of May 14, 1996 by and among Eltrax Systems, Inc., a Minnesota corporation ("Eltrax"), Datatech Acquisition Corporation, a Minnesota corporation and a wholly owned subsidiary of Eltrax, Rudata Acquisition Corporation, a Minnesota corporation and wholly-owned subsidiary of the Eltrax, Nordata, Inc., a California corporation ("Nordata")and Rudata, Inc., a California corporation ("Rudata") and Howard B. and Ruby Lee Norton (collectively the "Shareholders"), as amended pursuant to that First Amendment to Agreement and Plan of Merger dated as of May 17, 1996 by and among the same parties. Omitted from such exhibit, as filed, are the remaining exhibits referenced in such agreement. The registrant will furnish supplementally a copy of any such exhibits to the Commission upon request.

                  2. Broker Fee Agreement dated as of May 16, 1996 by and among the Company, Garte Torre Capital Markets, Harvey Garte, Richard M. Torre and Steve Holmes.

                  3. Escrow Agreement dated as of May 17, 1996 by and between Eltrax Systems, Inc., Howard B. and Ruby Lee Norton and Norwest Bank Minnesota, National Association, a national banking association, as escrow agent.

                  4. Employment and Noncompetition Agreement dated as of May 17, 1996 by and between Nordata, Inc., and Ruby Lee Norton, an individual residing in the state of California.

                  5. Employment and Noncompetition Agreement dated as of May 17, 1996 by and between Nordata, Inc., and Howard B. Norton, an individual residing in the state of California.

                  6. Agreement dated as of May 17, 1996 by and among Eltrax Systems, Inc. William P. O'Reilly, Clunet R. Lewis, Mack V. Traynor III and Howard B. and Ruby Lee Norton.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ELTRAX SYSTEMS, INC.
                                 (Registrant)


Dated:        , 1996             By /s/ Mack V. Traynor III
                                    Title: President and Chief Executive Officer




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                                INDEX TO EXHIBITS

Exhibit                                                                                   Page

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      2.1   Agreement and Plan of Merger dated as of May 14, 1996 by and among
            Eltrax Systems, Inc., a Minnesota corporation ("Eltrax"), Datatech Acquisition Corporation, a Minnesota corporation and a wholly owned subsidiary of Eltrax, Rudata Acquisition Corporation, a Minnesota corporation and wholly-owned subsidiary of the Eltrax, Nordata, Inc., a California corporation ("Nordata") and Rudata, Inc., a California corporation("Rudata") and Howard B. and Ruby Lee Norton (collectively, the "Shareholders"), as amended pursuant to that First Amendment to Agreement and Plan of Merger dated as of May 17, 1996 by and among the same parties. Omitted from such exhibit, as filed, are the remaining exhibits referenced in such agreement. The registrant will furnish supplementally a copy of any such exhibits to the Commission upon request.

      2.2. Broker Fee Agreement, dated as of May 17, 1996 by and among the Company, Garte Torre Capital Markets, Harvey Garte, Richard M. Torre and Steve Holmes.

      2.3. Escrow Agreement dated as of May 17, 1996 by and between Eltrax Systems, Inc., Howard B. and Ruby Lee Norton and Norwest Bank Minnesota, National Association, a national banking association, as escrow agent.

      2.4. Employment and Noncompetition Agreement dated as of May 17, 1996 by and between Nordata, Inc., and Ruby Lee Norton, an individual residing in the state of California.

      2.5. Employment and Noncompetition Agreement dated as of May 17, 1996 by and between Nordata, Inc., and Howard B. Norton, an individual residing in the state of California.

      99.1 Agreement dated as of May 17, 1996 by and among Eltrax Systems, Inc., William P. O'Reilly, Clunet R. Lewis and Mack V. Traynor III and Howard B. and Ruby Lee Norton.

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